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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  February 26, 1997
                                                            -----------------


                           HERSHEY FOODS CORPORATION
              (Exact name of registrant as specified in its charter)


     Delaware                        I-183             23-0691590
     ------------------------------------------------------------
(State or other jurisdiction       (Commission     (I.R.S. Employer
  of incorporation)                 File Number)    Identification No.)


     100 Crystal A Drive, Hershey, Pennsylvania              17033
     -------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:   (717) 534-6799
                                                      --------------












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                      INFORMATION TO BE INCLUDED IN REPORT


Item 5.      OTHER EVENTS

         On December 30, 1996 Hershey Foods Corporation announced the acquisition of the Leaf North American confectionery business from Huhtamaki Oy. This event was reported on a Form 8-K dated December 30, 1996. As part of that transaction, Hershey entered into a Trademark and Technology License dated December 30, 1996 pursuant to which Hershey will have the right to manufacture, market and distribute products under certain Huhtamaki trademarks in North, Central and South America. A copy of the License is attached hereto as Exhibit 10.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 26, 1997


                                         HERSHEY FOODS CORPORATION



                                         By___________________________
                                             Robert M. Reese
                                             Vice President, General Counsel
                                             and Secretary












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                               Exhibit Index
                               -------------

Exhibit No.                     Description
-----------                     -----------

10               Trademark and Technology License
                 dated December 30, 1996 between Hershey
                 Foods Corporation and Huhtamaki Oy.



















































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